EX-99.906CERT

CERTIFICATION

Robert Patzig, Chief Executive Officer, and Doit L. Koppler II,  Chief Financial Officer of New River Funds (the “Registrant”), each certify to the best of his or her knowledge that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended February 29, 2004 (the “Form N-CSR”) fully complies with the requirements of Sections 13(a) or Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer

Chief Financial Officer

New River Funds

New River Funds

/s/Robert Patzig______________________

/s/Doit L. Koppler II______________________

Robert Patzig

Doit L. Koppler II

Date: May 6, 2004

Date: May 6, 2004

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to New River Funds and will be retained by New River Funds and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission